                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                    --------


Date of Report (Date of earliest event reported): FEBRUARY 13, 2001


                           IBIS TECHNOLOGY CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)



MASSACHUSETTS                          0-23150                   04-2987600
--------------                      -------------           -------------------
(State or other                      (Commission               (IRS Employer
jurisdiction of                      File Number)           Identification No.)
incorporation)


32 CHERRY HILL DRIVE, DANVERS, MASSACHUSETTS         01923
-------------------------------------------------------------
(Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code: (978) 777-4247

ITEM 5.   OTHER EVENTS.

On February 13, 2001, Ibis Technology Corporation and MEMC Electronic Materials, Inc. publicly disseminated a press release announcing an alliance involving Ibis' entire SIMOX-SOI wafer product line, including Advantox(R) MLD, which will use process technology licensed by Ibis from IBM. Beginning on April 1, 2001, MEMC will become a global sales representative for Ibis' SIMOX-SOI wafers and the primary supplier to Ibis of silicon substrate material. Ibis and MEMC have the option to expand the alliance to include joint research and development work or other forms of technical collaboration. The alliance also grants MEMC the right to license Ibis' SIMOX-SOI wafer technology and to purchase oxygen implanters manufactured by Ibis. Such rights are designed to provide MEMC with the option to produce and sell SIMOX-SOI wafers at some point in the future.

The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibit.

99.1     Press Release dated February 13, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      IBIS TECHNOLOGY CORPORATION
                                      ---------------------------
                                      (Registrant)



Date: February 14, 2001               /s/ DEBRA L. NELSON
                                      -----------------------------------------
                                      Debra L. Nelson, Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT                                                        SEQUENTIAL
NUMBER                     DESCRIPTION                         PAGE NUMBER
------                     -----------                         -----------

99.1                       Press Release dated                       5
                           February 13, 2001